UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 14, 2018

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)    Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers

On March 9, 2018, the Board of Directors (the “Board”) of Ashford Hospitality Trust, Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board with respect to the grant of time-based equity awards and performance-based equity awards to the following executive officers pursuant to the Ashford Hospitality Trust, Inc. 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”), with a grant date of March 14, 2018, as set forth below:

Executive Officer	Time-based Shares/LTIPs Awarded (#)	Target Performance- based Shares/LTIPs Awarded (#)
Monty J. Bennett, Former Chief Executive Officer and Chairman of the Board (1)	200,321	200,321
Douglas A. Kessler, Chief Executive Officer and President (2)	200,321	200,321
Deric S. Eubanks, Chief Financial Officer and Treasurer	90,545	90,545
David A. Brooks, Chief Transactions Officer and General Counsel	96,154	96,154
J. Robison Hays, III, Chief Strategy Officer (3)	90,545	90,545
Jeremy Welter, Chief Operating Officer(4)	90,545	90,545

(1) Elected to receive 200,321 special long-term incentive partnership units (“LTIP Units”) in Ashford Hospitality Limited Partnership, the Company’s operating subsidiary (“Subsidiary”) for a portion of the time-based awards granted and 400,641 LTIP Units for a portion of the performance-based awards granted (representing the maximum number that may be earned, and subject to forfeiture if the vesting criteria is not met). Vested LTIP Units, upon achieving economic parity with the Common Limited Partnership Units of the Subsidiary (“Common Units”), are convertible into Common Units at the option of the Executive Officer.  Monty J. Bennett served as the Chief Executive Officer of the Company for all of the fiscal year ended December 31, 2016.  He ceased to serve in such position on February 20, 2017 and remains Chairman of the Board.

(2) Douglas A. Kessler served as the President of the Company for all of the fiscal year ended December 31, 2016 and was appointed as Chief Executive Officer of the Company on February 20, 2017.

(3) Elected to receive 90,545 LTIP Units for a portion of the time-based awards granted and 181,090 LTIP Units for a portion of the performance-based awards granted (representing the maximum number that may be earned, and subject to forfeiture if the vesting criteria is not met).

(4) Elected to receive 90,545 LTIP Units for a portion of the time-based awards granted.

These equity awards are granted in two equal components:

•                  Time-Based Awards (50%) — Half of the shares/units are awarded in the form of time-based shares/units.  These shares/units vest in three equal annual installments following the date of grant, and dividends are paid on unvested shares/units.

•                  Performance-Based Awards (50%) — Half of the shares/units are awarded in the form of performance-based shares/units.  Assuming continued service through the vesting date and achievement of the specified performance-based vesting criteria, these shares/units will generally vest on March 14, 2021 based on the Company’s stockholder returns: 50% Absolute Total Stockholder Return and 50% Relative Total Stockholder Return.  The actual number of shares/units to be issued upon vesting can range from 0% to 200% of the target number of shares/units awarded.  Award levels between the threshold and target performance and between the threshold and maximum performance are interpolated.  Dividends are accrued and paid on the actual number of shares/units vesting in the form of additional shares/units.

The time-based and the performance-based awards will be issued pursuant to award agreements entered into by the Company and the executive officer that are substantially consistent with previously filed award agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2018

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Transactions Officer, General Counsel and Secretary